EXHIBIT 99.1

AVX Corporation Announces Preliminary Fourth Quarter and Full Fiscal Year Results

GREENVILLE, S.C. – April 24, 2013 -- AVX Corporation (NYSE: AVX) today reported preliminary unaudited results for the fourth quarter ended March 31, 2013.

Chief Executive Officer, John Gilbertson, stated, “We completed our fiscal year with improved fourth quarter results reflecting sequential sales growth over the previous quarter.  The quarter reflected overall macro economic conditions as we saw growth from the third quarter in terms of bookings and revenue, indicating moderate demand improvement. This optimism was bolstered by an order backlog build in the quarter. Another positive impacting the current and future quarters is the previously announced acquisition of the Tantalum Components Division of Nichicon Corporation, which closed in early February.”

Net sales were $360.5 million for the quarter and net income was $24.6 million, or $0.15 per diluted share.

Chief Financial Officer, Kurt Cummings, stated, “Our balance sheet strength allows maximum flexibility for investments in acquisitions, materials, equipment and people to support our growth. During the fiscal year, we paid $50.8 million of dividends to stockholders and spent $10.6 million to repurchase shares of AVX stock on the open market to enhance shareholder value.”

For the year ended March 31, 2013, the Company reported net sales of $1,414.4 million and a net loss of $64.3 million, or $0.38 per diluted share. Net income, excluding an environmental charge, was $102.1 million, or $0.60 per share, for the year ended March 31, 2013. As announced on October 10, 2012, we reached a $366.25 million financial settlement with respect to the EPA’s ongoing clean-up of  New Bedford Harbor in Massachusetts, subject to court approval. The Company recorded a pre-tax charge of $266.25 million, or $0.98 per share on an after-tax basis, related to this matter in the quarter ended June 30, 2012.

AVX, headquartered in Greenville, South Carolina, is a leading manufacturer and supplier of a broad line of passive electronic components and related products.

Please visit our website at www.avx.com.

AVX CORPORATION

Consolidated Condensed Statements of Operations

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
	2012	2013	2012	2013
Net sales	$363,200	$360,548	$1,545,254	$1,414,400
Cost of sales	285,050	297,079	1,153,295	1,150,631
Gross profit	78,150	63,469	391,959	263,769
Selling, general & admin. expense	27,877	28,817	116,408	117,364
Environmental charge	100,000	-	100,000	266,250
Profit (loss) from operations	(49,727)	34,652	175,551	(119,845)
Other income, net	1,702	1,715	4,354	6,523
Income (loss) before income taxes	(48,025)	36,367	179,905	(113,322)
Provision for (benefit from) taxes	(34,441)	11,797	27,100	(49,010)
Net income (loss)	$(13,584)	$24,570	$152,805	$(64,312)

Basic income (loss) per share	$(0.08)	$0.15	$0.90	$(0.38)
Diluted income (loss) per share	$(0.08)	$0.15	$0.90	$(0.38)

Weighted average common
shares outstanding:
Basic	169,642	168,766	169,886	169,124
Diluted	169,642	168,855	170,134	169,124

Results for the three and twelve months ended March 31, 2012 include $11,528 of one-time income tax benefits primarily attributable to the utilization of U.S. foreign tax credits relating to the Company's South American and European operations and the reversal of certain state income tax valuation allowances.

AVX CORPORATION

GAAP to Non-GAAP Reconciliation

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2012	2013	2012	2013
Including special charge (GAAP)
Net sales	$363,200	$360,548	$1,545,254	$1,414,400
Net income (loss)	$(13,584)	$24,570	$152,805	$(64,312)
Basic income (loss) per share	$(0.08)	$0.15	$0.90	$(0.38)
Diluted income (loss) per share	$(0.08)	$0.15	$0.90	$(0.38)

Excluding special charge (Non-GAAP)
Special charge (after-tax)
Environmental charge	$62,500	$-	$62,500	$166,406
Net income	$48,916	$24,570	$215,305	$102,094
Basic income per share	$0.29	$0.15	$1.27	$0.60
Diluted income per share	$0.29	$0.15	$1.27	$0.60

In order to better understand the Company’s short-term and long-term financial trends, investors may find it helpful to consider results excluding the environmental charge. The resulting non-GAAP financial measure provides additional information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and may be of assistance for period-over-period comparisons of such operations. Management considers the exclusion of such charges as part of its evaluation of the operating performance of the Company. Investors should consider the non-GAAP measure as a supplement to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, the non-GAAP financial measure may not be similar to non-GAAP information presented by other companies.  Detail of the Company’s non-GAAP measure is provided in the table above.

AVX CORPORATION

Consolidated Condensed Balance Sheets

(unaudited)

(in thousands)

	March 31,	March 31,
	2012	2013
Assets
Cash and cash equivalents	$395,284	$486,724
Short-term investments in securities	418,133	560,364
Accounts receivable, net	208,053	209,759
Inventories	566,117	556,785
Other current assets	139,558	140,820
Total current assets	1,727,145	1,954,452
Long-term investments in securities	238,112	15,576
Property, plant and equipment, net	236,488	264,609
Goodwill and other intangibles	240,928	269,117
Other assets	25,339	134,335

TOTAL ASSETS	$2,468,012	$2,638,089

Liabilities and Stockholders' Equity
Accounts payable	$103,797	$122,915
Income taxes payable and accrued expenses	193,276	221,584
Total current liabilities	297,073	344,499
Other liabilities	50,186	326,325

TOTAL LIABILITIES	347,259	670,824

TOTAL STOCKHOLDERS' EQUITY	2,120,753	1,967,265

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,468,012	$2,638,089

This Press Release contains "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact, including statements regarding industry prospects and future results of operations or financial position, made in this Press Release are forward-looking.  The forward-looking information may include, among other information, statements concerning our outlook for fiscal year 2014, overall volume and pricing trends, cost reduction and acquisition strategies and their anticipated results, expectations for research and development, and capital expenditures.  There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts.  Forward-looking statements reflect management's expectations and are inherently uncertain.  The forward-looking information and statements in this Press Release are subject to risks and uncertainties, including those discussed in our Annual Report on Form 10-K for fiscal year ended March 31, 2012, that could cause actual results to differ materially from those expressed in or implied by the information or statements herein.  Forward-looking statements should be read in context with, and with the understanding of, the various other disclosures concerning the Company and its business made elsewhere in this Press Release as well as other public reports filed by the Company with the SEC.  You should not place undue reliance on any forward-looking statements as a prediction of actual results or developments.

Any forward-looking statements by the Company are intended to speak as of the date thereof. We do not intend to update or revise any forward-looking statement contained in this Press Release to reflect new events or circumstances unless and to the extent required by applicable law.  All forward-looking statements contained in this Press Release constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934 and, to the extent it may be applicable by way of incorporation of statements contained in this Press Release by reference or otherwise, Section 27A of the United States Securities Act of 1933, each of which establishes a safe-harbor from private actions for forward-looking statements as defined in those statutes.

Contact:

AVX Corporation, Greenville

Kurt Cummings

864-967-9303